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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT




         We consent to the use in this Registration Statement on Form SB-2 of our report relating to GBC Bancorp, Inc. dated January 5, 2001, and to the reference to us under the heading "EXPERTS" in this Registration Statement.

                                                      /s/ MAULDIN & JENKINS, LLC






Atlanta, Georgia
May 15, 2001